UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  [811-06111]

The Mexico Equity and Income Fund, Inc.
(Exact name of registrant as specified in charter)

615 E. Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Mr. Gerald Hellerman
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

[(866) 700-6104]
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2010

Date of reporting period:  July 31, 2010

Item 1. Reports to Stockholders.

The Mexico Equity
and Income Fund, Inc.

Annual Report

July 31, 2010

The Mexico Equity and Income Fund Inc.

September 29, 2010

Dear Fellow Shareholders:

For the six-month period ending July 31, 2010, we are pleased to report that The Mexico Equity and Income Fund’s non-indexed investment strategy produced exceptionally good results.  The Fund’s stock price rose 24.3% (from $7.44 on January 29, 2010 to $9.25 on July 31, 2010), significantly outperforming the broader Mexican stock indexes.  Please read the report of Pichardo Asset Management, the Fund’s investment advisor, for details on the Fund’s recent outperformance and its investment-related and economic commentary.

To update you on other matters of interest:

• As previously disclosed, the board intends to eliminate the few remaining publicly-held preferred shares by converting them to common shares on a one-for-one basis via a reverse/forward stock split.

• To address the Fund’s persistent discount, in mid-December 2009 the board determined to resume the Fund’s stock re-purchase efforts.  Then, on February 26, 2010, we announced that the Fund would no longer rely on the “safe harbor” provisions set forth in Rule 10b-18 of the Securities Exchange Act of 1934, which limited the number of shares that the Fund could repurchase each day.  We believe these actions may have had a positive effect on the discount which has narrowed from a high of more than 17% to its recent 11-13% range.  Since December 16, 2009 the Fund has repurchased more than 700,000 of its common shares at an average discount of more than 13%.  These repurchases have increased the Fund’s net asset value per share by more than 10 cents.

• After considering the Fund’s proposal to issue put warrants for more than ten years, the staff of the Securities and Exchange Commission finally advised the Fund on August 30, 2010 that it would not approve the proposal.  The board will consider whether the Fund will pursue any of its legal options or simply abandon the put warrant proposal.

• The board is continuing to consider measures to increase the Fund’s assets in order to reduce its expense ratio.  As I mentioned in my last letter, one of those options is the issuance of a preferred or debt security with a convertible feature.  Given the current low interest rate environment, this seems like a very attractive alternative.  However, there can be no assurance that any particular measure will be implemented.

As always, we welcome comments and suggestions from shareholders about these matters or anything else related to the Fund.

Sincerely yours,

Phillip Goldstein
Chairman

THE MEXICO EQUITY AND INCOME FUND, INC.

The Mexico Equity and Income Fund Inc.
Report of Pichardo Asset Management,
The Investment Adviser.

I.INTRODUCTION

In the first half of the Fund’s fiscal year ended July 31, 2010, the global economy began a recovery trend following a severe contraction during the previous six months. This was driven by fiscal and monetary stimuli implemented by both advanced economies and some emerging ones as well as various measures taken to standardize the mechanics of the international financial system. Despite such measures, global GDP declined 0.6%, the first decrease of the postwar period, after expanding at an annual average rate of 4.4% the previous three years. The rate of economic recovery was uneven across countries and regions.

The second half of the Fund’s 2010 fiscal year saw a strong pick-up in global growth following robust 1Q GDP growth across regions, with the Mexican economy being no exception. After slumping -6.5% in 2009, GDP growth resumed at a healthy pace of 5.9% in 1H10 (vs. -8.9% in 1H09) largely as a result of a strong rebound in manufacturing exports and growth in formal employment.

Factors which have underpinned the economic recovery are: (i) a more competitive exchange rate, which benefits Mexican manufacturing, coupled with an upturn in the global industrial cycle; (ii) an increase in infrastructure investment to an estimated 4.6% of GDP in 2010 vs. an average annual 3.5% during the period 2000-2006; (iii) 525-625,000 new jobs are expected to be created this year, according to Banxico (y-t-d through May 2010, 513,373 new jobs have been created); (iv) Mexico’s greater competitive edge given a potential appreciation of the Yuan and bigger wage increases in China; (v) higher investment in the oil sector using budgeted resources; (vi) more competition overall due to a strengthening of Mexico’s antitrust authority; and (iv) fiercer competition among telecoms following the addition of new spectrum.

Nevertheless, the economic recovery in Mexico is likely to ease going forward as the U.S. economic recovery loses momentum posing significant risks to Mexican manufacturing output and exports. Banco de Mexico expects Mexican GDP to grow 4-5% this year and slow to 3.2-4.2% in 2011. Furthermore, there are also downside risks to economic growth in 2011, including: (i) the possibility of a double-dip recession in the US; and (ii) an escalation of drug-related violence in Mexico putting the nation’s sovereign credit rating in peril in the medium term. Indeed, this is currently a major concern as Calderon’s “war on drugs” has moved into a more critical phase, and the outcome remains uncertain. That said, we believe that the violence is localized, and the government continues to take steps to protect national security, such as the creation of a single national police force and anti-money laundering  measures.

The Mexican market did well in 1H10 outperforming Brazil, by piggy-backing a stronger-than-expected U.S. recovery. As the U.S. and Mexican cyclical recovery slows, the Mexican Bolsa’s performance should become relatively more muted in 2H10. Companies leveraged to the US recovery have outperformed domestic-oriented stocks, and the focus is now on consumer discretionary.

THE MEXICO EQUITY AND INCOME FUND, INC.

In our view, Mexican equity market fundamentals are relatively sound, which can be attributed to more than a decade of prudent and responsible fiscal and monetary policies, adequate government fiscal austerity measures implemented in early 2010, a prolonged period of low interest rates, and contained consumer price inflation. While higher GDP growth rates and lower oil production are among the government’s current major challenges, we believe Mexican companies’ financial stability will help them secure the financing they need to pursue growth opportunities within the Latam region, and ultimately bring about a decoupling of the Mexican economy from U.S. economic growth. Direct investment by Mexican companies abroad reached record levels of US$8.1 billion during the first half of 2010, or an increase of 107% on the same period one year ago, and was also equivalent to 66% of the foreign investment Mexico captured during the period January-June, 2010.

For the Fund’s fiscal year ended July 31, 2010, the NAV per share gain was 42.20% in dollar terms, outperforming the Mexbol Total Return Index’s 26.79% gain by 1,541 basis points and the MSCI Mexico Index’s 26.05% gain by 1,615 basis points (Source: Bloomberg). PAM’s active management has been proven effective at yielding a return in excess of the benchmark index. Our team’s ability to switch out of Beta-growth companies and into Alpha-defensive stocks based on stock specifics with the right timing has locked in the upside of an upward-trending market while protecting shareholders’ capital during bearish periods.

Throughout the Fund’s fiscal year, ended July 31, 2010, we continued to adhere the MXE to its non-indexed and diversified investment strategy balanced between Alpha-defensive companies (highly competitive internationally), Beta-growth companies (mainly cyclical and infrastructure-related stocks) and Special Situation companies with low market caps and low floats but solid balance sheets and consolidating business niches.

The MXE’s portfolio structure ended the fiscal year period with 92% invested in equities, 5% in debt and readily available instruments, and 3% in private equity.

II.MEXICO’S ECONOMIC REVIEW

The Mexican economic recovery is a u-turn of events that led to the crisis. There has already been an improvement in externally-driven manufacturing production, as well as employment, and domestic demand is gradually picking up, as imports of consumer and capital goods suggest. Nevertheless, growing concerns about lower growth in the US imply some risks ahead.

Mexican GDP expanded 7.6% year-over-year (y/y) in 2Q10 (-8.72% y/y in 2Q09). All sectors recorded expansions except for construction output, which shrank -1.9% y/y. By contrast, manufacturing activity surged 13.4% y/y as a result of the upturn in the car industry. Services GDP increased 7.4% y/y and agricultural output rose 4.8% y/y.  (Source: Mexico National Institute of Statistics, Geography, and Informatics, “INEGI”).

Industrial production increased 8.4% in June 2010 on an annual basis (-9.7% y/y in June ‘09), and decreased -0.42% in seasonally-adjusted terms, due mainly to good results in the manufacturing sector (+15.2% y/y).  Mining and utilities output rose 4.9% y/y and 4.3% y/y respectively, while construction activity shrank 4.1% y/y.  (Source: INEGI).

Retail sales grew 1.5% y/y in June 2010, averaging a year-to-date growth rate of 1.5% (-5.5% y-t-d through June 2009) (Source: INEGI).

THE MEXICO EQUITY AND INCOME FUND, INC.

The unemployment rate slowed to 5.05% in June 2010 (5.17% in June 2009). Based on Mexican Social Security Institute data, 68,166 new jobs were added in June 2010, for a total of 513,373 new jobs created year to date (Source: INEGI and Secretary of Labor and Social Insurance).

Gross fixed investment increased 6.2% y/y in May 2010 (-15.6% y/y in May 2009), due mainly to growth of 13.9% y/y in machinery and equipment. Investment in the construction sector increased 2.6% y/y. Year-to-date figures show a scant 0.9% y/y expansion of total investment, basically owing to lower capital imports, which still show negative rates of growth (Source: INEGI).

Trade figures for June 2010 show a deficit of US$340.5 million (-US$209.3 million in June 2009). This is mainly explained by an expansion of 28.8% y/y in total exports (-26.6% y/y in June ‘09), while imports rose 29.5% y/y (-25.1% y/y in June ‘09). Year to date, the trade balance shows a surplus of US$312.4 million as a result of average expansion rates larger than 30% y/y during 2010 (a deficit of US$1.2 Bn. for the period January-June ‘09) (Source: INEGI).

Banco de Mexico held its benchmark rate steady at 4.5% in July 2010. The main highlights of its statement were: a more downbeat assessment of the US economy, the possibility that Mexican manufacturing exports and production may ease in light of the U.S. outlook, and the fact that inflation readings for Mexico have been better than expected due to several factors including a stable peso and greater competition among retailers (Source: Banco de Mexico and Credit Suisse).

The global perception that interest rates will be lower for longer  (particularly in developed economies), and the inclusion in October this year of Mexican bonds in Citigroup’s World Government Bond Index (WGBI), has underpinned foreign and pension fund flows into the local bond market.  With a projected weight of 0.6% for Mexico in the WGBI, this could translate into US$9-12 billion in new inflows from indexed funds (Source: J. P. Morgan).

The Mexican peso has remained relatively stable against the US dollar. For the Fund’s fiscal year ended July 31, 2010, the Mexican peso appreciated 4.20% against the US dollar (a -31.50% currency depreciation for the same period in 2009) (Source: Bloomberg).

III.THE MEXICAN STOCK EXCHANGE

For the Fund’s fiscal year ended July 31, 2010, the Mexbol Index’s 26.79% dollar gain places it fifth among Latam markets after Colombia 47.65% (IGBC Index), Chile 40.28% (IPSA Index), Argentina 37.42% (Merval Index) and Brazil 30.90% (IBOV Index), (Source: Bloomberg).

Despite global markets experiencing a strong bout of volatility on concerns of a US double dip, Europe’s debt crisis and Chinese tightening, the Mexbol Index has recovered on the back of a strong rebound in GDP, historically-low interest rates, an under-owned market (under investment in Mexican equities), an undervalued Mexican peso, and a more flexible Afore investment regime. For the year-to-date period ended July 31, 2010, the Mexbol Total Return Index is up 4.89% in dollar terms, ranking 13th out of the world’s 51 main stock markets and the third best performer within the LatAm region after Colombia (+28.28%) and Chile (+18.72%). Peru and Argentina gained 3.16% and 0.75%, respectively, while Brazil and Venezuela lost -2.53% and -37.93%, respectively, for the same period.

THE MEXICO EQUITY AND INCOME FUND, INC.

IV.THE FUND’S PERFORMANCE

For the Fund’s fiscal year ended July 31, 2010, the MXE’s net asset value per share gained 42.20% in dollar terms with dividends reinvested. The Fund’s common share market price increased 52.14% and its discount to NAV narrowed by 576 basis points closing at -11.74% from -17.50% in July 2009 (Source: Bloomberg). During the Fund’s fiscal year, 646,525 shares were repurchased between December 11th, 2009 and July 31st, 2010 at an average price of US$ $8.51 amounting to US$ $5,501,792.

We believe that some of the main reasons the Fund outperformed the Mexbol and MSCI Mexico Indexes for the Fund’s fiscal year ended July 31, 2010 were:

i.
The MXE’s de-indexation from these two indexes, as its top ten constituents have experienced weak or flat returns compared with the Fund’s top ten stocks that have proven to be a solid asset allocation with average returns above those of these indexes for the period July 2009 to July 2010.

ii.	The right mix of Alpha, Beta and Special Situation companies (as classified by PAM).

iii.
Our correct timing in overweighting certain companies based on stock specifics, i.e. trading at an attractive discount relative to PAM’s company valuation based on 3-4 year estimated Earnings per Share Compound Annual Growth Rates (Bloomberg Consensus) at the time of the purchase.

iv.
The asset category that added the most value to the Fund’s fiscal year period was Beta-growth companies, including the largest generics niche player in Mexico, a leading Mexican company in the Latin American chemical and petrochemical industry, and the leading global copper producer.

Through July 2010, the MXE’s NAV average annual dollar return with dividends reinvested was 13.39%, 13.94%, and 13.25% for the last 5, 10 and 20-year periods since the Fund’s inception in August 1990 (Source: Bloomberg and Thomson Financial).

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than the original costs. Current performance of the fund may be lower or higher than the performance quoted. Performance data to the most recent month end may be obtained by calling U.S. Bancorp Fund Services, LLC, (414)765-4255.

V.PORTFOLIO STRATEGY

Throughout the Fund’s fiscal year, we continued to adhere to the MXE ‘s non-indexed investment strategy which consists of Alpha, Beta and Special situation companies (as classified by PAM). We believe that our active management and the right percentage allocation between these categories as well as our focus on stock specifics enabled the MXE to outperform the Mexbol and MSCI Mexico Indexes.

The MXE continues to successfully balance its large, medium and small market cap allocation. The MXE’s top ten stocks (65% of the overall portfolio) have proven to be a solid asset allocation with average returns above those of the

THE MEXICO EQUITY AND INCOME FUND, INC.

Mexbol Index for the period July 2009 to July 2010. We believe that some of these stocks still trade at an attractive discount relative to PAM’s company valuation based on 3-4 year estimated EPS Compound Annual Growth Rate, according to the Bloomberg Consensus.

We will continue to focus on balancing and strengthening the MXE’s investment strategy and will likely remain overweight in companies with an investment edge, aggressive growth and a prudent-solid financial situation. We will also continue to closely monitor companies and the market through periodical one-on-one meetings with management and by participating in diverse institutional analyst and investor forums.

In the Fund’s annual report ended July 31, 2009, we noted two challenges to overcome were the Fund’s net per share dollar loss and the widening of its discount to NAV. We are now pleased to report that during  the current 2010 fiscal year we have managed to consistently outperform the Mexbol and the MSCI Mexico Indexes by adhering to our established investment strategy, asset class categories,  stock specifics and active management. The Fund has also managed to effectively narrow the discount to NAV in tandem with an active buyback program.

As always, we will continue to work to the best of our abilities to manage the Mexico Equity and Income Fund, Inc. in the face of 2011 GDP growth below that of 2010 and the current high degree of short-term uncertainty regarding the ability of U.S. leaders to come up with the monetary and fiscal policies required to boost confidence in a U.S. domestic demand recovery.

Sincerely yours,

Eugenia Pichardo
Portfolio Manager

Disclosures

The fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255/or visiting www.themexicoequityandincomefund.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Investing in Foreign Securities
Investment in Mexican securities involves special considerations and risks that are not normally associated with investments in U.S. securities, including (1) relatively higher price volatility, lower liquidity and the small market capitalization of the Mexican securities markets; (2) currency fluctuations and the cost of converting Mexican pesos into U.S. dollars; (3) restrictions on foreign investment and potential restrictions on repatriation of capital invested in Mexico and remittance of profits and dividends accruing thereto; (4) political, economic and social risks and uncertainties, including risks of confiscatory taxation and expropriation or nationalization of assets; (5) higher rates

THE MEXICO EQUITY AND INCOME FUND, INC.

of inflation, unemployment and interest rates than in the United States; and (6) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

Mexican Economic and Political Factors
Although Mexico’s economy has strengthened in recent years and Mexico’s sovereign debt was recently upgraded to “investment-grade” rating by the three most prominent rating agencies, including Standard and Poor’s, Mexico continues to be characterized as a developing economy and investments in developing countries are subject to certain economic risks. Mexico has experienced widespread bank failures, currency devaluations, high levels of inflation and interest rates. Mexico is also dependent on certain industries and exports for economic health. The Portfolio Securities are denominated in pesos. As a result, the Portfolio Securities must increase in market value at a rate in excess of the rate of any decline in the value of the peso against the U.S. dollar in order to avoid a decline in their equivalent U.S. dollar value.

Mexican Securities Laws and Accounting Rules
There is less publicly available information about the issuers of Mexican securities, such as the Portfolio Securities, than is regularly published by issuers in the United States. Information provided by Mexican public companies may not be current, accurate or easily obtainable and, to the extent available, is likely to be in Spanish. Also, there is generally less governmental supervision and regulation of exchanges, brokers and issuers in Mexico than there is in the United States. U.S. holders of Portfolio Securities may also experience difficulties enforcing U.S. laws or obtaining service of process against the issuers of the Portfolio Securities.

The information provided herein represents the opinion of Pichardo Asset Management and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security.  Current and future portfolio holdings are subject to risk.

THE MEXICO EQUITY AND INCOME FUND, INC.

Definitions

• MEXBOL-Mexico Bolsa Index: The Mexican Bolsa Index, or the IPC (Indice de Precios y Cotizaciones), is a capitalization-weighted index of the leading stocks traded on the Mexican Stock Exchange. The index was developed with a base level of 0.78 as of October 30, 1978.

• MSCI MEXICO: The Morgan Stanley Capital International Index Mexico is a capitalization weighted index that monitors the performance of stocks from Mexico.

• It is not possible to invest directly in an index.

• Basis point (bps) is one hundredth of a percentage point (0.01%).

• The net asset value per share (NAV) is calculated as the total market value of all the securities and other assets held by a fund minus the total liabilities, divided by the total number of common shares outstanding. The NAV of an investment company will fluctuate with the changes in the market prices of the underlying securities. However, the market price of a closed-end fund is determined in the open market by buyers and sellers. This public market price is the price at which investors may purchase or sell shares of a closed-end fund. The market price of a closed-end fund fluctuates throughout the day and may differ from its underlying NAV, based on the supply and demand for a fund’s shares on the open market. Shares of a closed-end fund may trade at a premium to (higher than) or a discount to (lower than) NAV. The difference between the market price and the NAV is expressed as a percentage that is either a discount or a premium to the NAV, or underlying value.

• Alpha-defensive companies: is an asset classification created by PAM and is based on the following criteria: companies with high total annual yield (dividend distributions plus buyback program), clean balance sheets, market share dominance and pricing power.

• Beta-growth companies: is an asset classification created by PAM and is based on the following criteria: companies with consistent sales and EBITDA (Earnings before interest, Tax, Depreciation and Amortization) growth, mainly cyclicals, as well as companies in the infrastructure and housing sectors.

• Special Situation companies: is an asset classification created by PAM and is based on the following criteria: High discount to companies’ valuation.

• Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

• The P/E ratio (price-to-earnings ratio) of a stock is a measure of the price paid for a share relative to the annual net income or profit earned by the firm per share.

• Operating cash flow: The sum of net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

• INEGI -National Statistics, Geography and Informatics Institute-: provides geographic, demographic and economic information of Mexico. It also coordinates the Informatic Development Programme and provides the public service of statistical and geographic information.

THE MEXICO EQUITY AND INCOME FUND, INC.

RELEVANT ECONOMIC INFORMATION for the years ended December 31

Real Activity (billion US$)	2005	2006	2007	2008	2009
Real GDP Growth (y-o-y)	3.00%	4.80%	3.30%	1.30%	-6.50%
Industrial Production (y-o-y)	1.60%	1.60%	1.40%	-0.70%	1.60%
Trade Balance (US billions)	$-7.60	$-6.10	$-11.20	$-15.53	$-4.70
Exports	$213.70	$253.90	$249.99	$291.81	$229.70
Export growth (y-o-y)	14.00%	10.30%	5.80%	7.30%	-18.10%
Imports	$221.30	$260.00	$283.00	$308.65	$234.40
Import growth (y-o-y)	12.00%	13.10%	8.30%	9.50%	$-19.90

Financial Variables and Prices
28-Day CETES (T-bills)/Average	8.02%	7.10%	7.04%	7.97%	4.51%
Exchange rate (Pesos/US$) Average	10.64	10.90	10.93	11.16	13.09
Inflation IPC, 12 month trailing	3.30%	3.80%	4.00%	6.53%	3.57%

Mexbol Index
USD Return	44.90%	45.77%	10.56%	-40.48%	55.34%
Market Cap- (US billions)	$283.80	$343.48	$441.04	$172.14	$257.88
EV/EBITDA	8.9	x	10.60	x	9.8	x	7.4	x	7.86	x

Fund’s NAV & Common Share
Market Price Performance
NAV’s per share	36.25%	59.29%	30.68%	-52.89%	52.27%
Share Price	24.84%	75.54%	24.39%	-47.46%	22.20%

Sources: Banamex, Banco de Mexico, Bloomberg.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Allocation of Portfolio Assets
(Calculated as a percentage of Net Assets)

12.99%
12.07%
11.64%
10.58%
7.16%
5.23%
4.87%
4.66%
4.19%
4.02%
3.14%
3.10%
2.87%
2.84%
2.54%
2.23%
2.11%
1.49%
0.65%
0.51%
Wireless Telecommunication Services
Metals & Mining
Pharmaceuticals
Construction & Engineering
Hotels, Restaurants & Leisure
Household Products
Beverages
Chemicals
Food & Staples Retailing
Industrial Conglomerates
Capital Development Certificates
Household Durables
Consumer Finance
Short-term Investments
Food Products
Commercial Banks
Insurance
Commercial Services & Supplies
Housing
Investment Companies

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Schedule of Investments

MEXICO – 98.38%	Shares	Value

COMMON STOCKS – 91.75%

Beverages – 4.87%
Emboteladoras Arca, S.A.	287,000	$1,060,313
Fomento Economico Mexicano, S.A.B. de C.V.	174,300	851,205
Grupo Continental, S.A.	620,500	1,754,613
		3,666,131
Chemicals – 4.66%
Mexichem, S.A. de C.V.	1,266,459	3,513,175

Commercial Banks – 2.23%
Corporativo Actinver, S.A. (a)	748,800	621,202
Corporativo GBM, S.A.B. de C.V.	2,781,928	1,055,030
		1,676,232
Commercial Services & Supplies – 1.49%
Promotora Ambiental, S.A. de C.V. (a)	1,297,745	1,122,745

Construction & Engineering – 10.58%
Empresas ICA Sociedad Conroladora, S.A. de C.V. (a)	785,000	1,977,269
Impulsora del Desarrollo y el Empleo en America Latina, S.A. de C.V. (a)	1,881,985	2,285,430
Promotora y Operadora de Infraestructura, S.A. de C.V. (a)	1,617,805	3,708,102
		7,970,801
Consumer Finance – 2.87%
Financiera Independencia S.A.B. de C.V. (a)	2,145,031	2,162,529

Food & Staples Retailing – 4.19%
Wal-Mart de Mexico, S.A. de C.V. – Class V	1,358,200	3,154,924

Food Products – 2.54%
Grupo Bimbo, S.A.B. de C.V.	148,457	1,118,522
Grupo Herdez, S.A.B.	565,600	795,440
		1,913,962
Hotels, Restaurants & Leisure – 7.16%
Alsea, S.A. de C.V. – Class A	684,700	678,925
GMD Resorts, S.A.B. de C.V. (a)	1,012,173	251,909

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Schedule of Investments (continued)

COMMON STOCKS (CONTINUED)	Shares	Value

Hotels, Restaurants & Leisure (continued)
Grupe, S.A. de C.V. (a)	3,230,886	$4,467,221
		5,398,055
Household Durables – 3.10%
Corporativo Geo S.A. de C.V. (a)	820,000	2,334,296

Household Products – 5.23%
Kimberly-Clark de Mexico S.A.B. de C.V.	623,700	3,941,751

Industrial Conglomerates – 4.02%
Alfa, S.A. – Class A	389,000	3,031,660

Insurance – 2.11%
Qualita Compania de Seguros	2,286,351	1,593,270

Metals & Mining – 12.07%
Grupo Mexico, S.A. – Series B	2,597,098	6,904,801
Industrias Penoles, S.A.	104,800	2,190,270
		9,095,071
Pharmaceuticals – 11.64%
Genomma Lab Internacional SA (a)	2,574,177	8,767,873

Wireless Telecommunication Services – 12.99%
America Movil, S.A. de C.V. – Class L	3,953,799	9,787,072

TOTAL COMMON STOCKS (Cost $70,805,878)		$69,129,547

CORPORATE BONDS – 0.65%	Principal

Urbi, Desarrollos Urbanos, S.A. de C.V.
8.500%, 04/19/2016	$461,300	491,284

TOTAL CORPORATE BONDS (Cost $384,653)		491,284

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Schedule of Investments (concluded)

CAPITAL DEVELOPMENT CERTIFICATES – 3.14%	Shares		Value

Atlas Discovery Trust II	300,000		$2,370,277

TOTAL CAPITAL DEVELOPMENT CERTIFICATES (Cost $2,317,515)			2,370,277

SHORT-TERM INVESTMENTS – 2.84%	Principal

Mexican INAFIN
0.000% Coupon, 4.758%, Effective Yield 08/03/2010 (b)	6,678,642	*	527,540
Mexican INAFIN
0.000% Coupon, 4.752% Effective Yield, 08/06/2010 (b)	20,390,328	*	1,611,024

TOTAL SHORT-TERM INVESTMENTS (Cost $2,130,465)			2,138,564

TOTAL MEXICO (Cost $75,638,511)			$74,129,672

UNITED STATES – 0.51%	Shares

INVESTMENT COMPANIES – 0.51%
First American Treasury Obligation – Class A, 0.000%	385,547		385,547

TOTAL INVESTMENT COMPANIES (Cost $385,547)			385,547

TOTAL UNITED STATES (Cost $385,547)			385,547

TOTAL INVESTMENTS – 98.89% (Cost $76,024,058)			74,515,219

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.11%			832,355

TOTAL NET ASSETS – 100.00%			$75,347,574

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Effective yield based on the purchase price. The calculation assumes the security is held to maturity.
*	Principal amount in Mexican Pesos.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Statement of Assets & Liabilities

ASSETS:
Investments, at value
(Cost $76,024,058)	$74,515,219
Cash	72,003
Foreign currency (Cost $8,974)	9,004
Receivables:
Investments sold	3,707,343
Dividends and Interest	10,791
Other assets	3,177
Total Assets	78,317,537
LIABILITIES:
Payable for securities purchased	2,818,048
Advisory fees payable	50,386
Administration fees payable	17,418
Custody fees payable	16,938
Fund accounting fees payable	6,776
Legal fees payable	5,366
CCO fees payable	4,587
Accrued expenses and other liabilities	50,444
Total Liabilities	2,969,963
Net Assets	$75,347,574
Net Asset Value Per Preferred Share
$(738,537 / 70,439)	$10.48
Net Asset Value Per Common Share
$(74,609,037 / 7,115,945)	$10.48
NET ASSETS CONSIST OF:
Preferred stock, $0.001 par value; 70,439 shares outstanding
(1,855,128 shares authorized)	$70
Common stock, $0.001 par value; 7,115,945 shares outstanding
(98,144,872 shares authorized)	7,116
Paid-in capital	93,810,229
Accumulated net investment loss	(260,079)
Accumulated net realized loss on investments and foreign currency	(16,700,648)
Net unrealized depreciation on investments and foreign currency	(1,509,114)
Net Assets	$75,347,574

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

For the Year Ended
Statement of Operations	July 31, 2010

INVESTMENT INCOME
Dividends – Unaffiliated issuers	$920,169
Interest(1)	262,432
Total Investment Income	1,182,601

EXPENSES
Advisory fees (Note B)	$571,462
Directors’ fees and expenses (Note B)	113,075
Administration fees (Note B)	95,979
Custodian fees (Note B)	89,577
Printing and mailing	55,404
Legal fees	49,105
Fund accounting fees (Note B)	44,801
NYSE fees	42,453
CCO fees (Note B)	37,841
Insurance expense	37,660
Transfer agent fees	29,177
Audit fees	29,002
Miscellaneous fees	1,040
Total expenses	1,196,576
NET INVESTMENT LOSS	(13,975)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments and foreign currency transactions
Unaffiliated Issuers	20,483,899
Affiliated Issuers	(8,023)
Net realized gain from in-kind redemption (Note A)
Unaffiliated Issuers	146,639
Affiliated Issuers	27,250
Net change in unrealized depreciation on investments and foreign currency transactions	2,602,190

Net gain from investments and foreign currency transactions	23,251,955

Net increase in net assets resulting from operations	$23,237,980

(1)	Net of $7,151 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	July 31, 2010	July 31, 2009
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income (loss)	$(13,975)	$613,708
Net realized gain (loss) on investments and foreign currency transactions
Unaffiliated Issuers	20,483,899	(38,136,633)
Affiliated Issuers	(8,023)	109,559
Net realized gain (loss) from in-kind redemptions (Note A)
Unaffiliated Issuers	146,639	(441,976)
Affiliated Issuers	27,250	53,321
Net change in unrealized appreciation in value
of investments and foreign currency transactions	2,602,190	(18,185,491)
Net increase (decrease) in net assets resulting from operations	23,237,980	(55,987,512)

Distributions to Shareholders from:
Net investment income
Common stock	—	(933,287)
Preferred stock	—	(203,116)
Net realized gains (losses)
Common stock	—	(24,096,615)
Preferred stock	—	(5,244,284)
Decrease in net assets from distributions	—	(30,477,302)

Capital Share Transactions (Note D)
Repurchase of common stock through Repurchase Plan	(5,501,792)	(1,233,668)
Issuance of common stock for dividend	—	21,326,756
Repurchase of preferred stock for in-kind tender offer	(3,813,379)	(1,429,112)
Increase in net assets from capital share transactions	(9,315,171)	18,663,976

Total increase (decrease) in net assets	13,922,809	(67,800,838)

Net Assets:
Beginning of year	61,424,765	129,225,603
End of year*	$75,347,574	$61,424,765
* Including accumulated net investment loss of	$(260,079)	$(409,861)

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Common Share Outstanding Throughout Each Year

	For the Year Ended July 31,
	2010		2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$7.37		$28.29	$38.18	$22.18	$21.27
Net investment income (loss)	(0.01)		0.07	0.03	(0.14)	0.14
Net realized and unrealized gains (losses)
on investments and foreign currency transactions	3.00		(13.95)	(2.57)	19.17	6.54
Net increase (decrease) from investment operations	2.99		(13.88)	(2.54)	19.03	6.68

Less: Distributions
Dividends from net investment income	—		(0.25)	—	(0.13)	(0.16)
Distributions from net realized gains	—		(6.52)	(7.41)	(2.90)	(4.41)
Total dividends and distributions	—		(6.77)	(7.41)	(3.03)	(4.57)

Capital Share Transactions
Anti-dilutive effect of
Common Share Repurchase Program	0.12		0.04	0.15	—	0.18
Anti-dilutive effect of Common Rights Offering	—		—	0.06	—	—
Anti-dilutive effect of Preferred In-Kind Tender Offer	—		—	0.02	—	—
Dilutive effect of Preferred In-Kind Tender Offer	(0.00	)(3)	(0.02)	—	—	—
Dilutive effect of Reinvestment of
Distributions by Common Stockholders	—		(0.29)	(0.17)	—	(0.18)
Dilutive effect of Preferred Shares Offering	—		—	—	—	(1.20)
Total capital share transactions	0.12		(0.27)	0.06	—	(1.20)

Net Asset Value, end of year	$10.48		$7.37	$28.29	$38.18	$22.18

Per share market value, end of year	$9.25		$6.08	$24.39	$44.23	$19.40
Total Investment Return Based on
Market Value, end of year(1)	52.14%		(43.10)%	(28.38)%	152.78%	37.62%

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (continued)
For a Common Share Outstanding Throughout Each Year

	For the Year Ended July 31,
	2010		2009		2008		2007		2006
Ratios/Supplemental Data
Net assets, end of year (000’s)	$74,609		$56,980		$106,484		$100,251		$54,872
Ratios of expenses to average net assets:	1.68%		1.82%		1.50%		1.42%		1.90%
Ratios of net investment income (loss)
to average net assets:	(0.02)%		0.97%		0.09%		(0.47)%		0.24%
Portfolio turnover rate	365.58	%(2)	335.64	%(2)	224.10	%(2)	135.49	%(2)	179.85%

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.  Total investment does not reflect brokerage commissions.

(2)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(3)	Less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Preferred Share Outstanding Throughout the Period

									For the Period
									January 7, 2006
									through
	For the Year Ended July 31,								July 31,
	2010		2009		2008		2007		2006
Per Share Operating Performance
Net asset value, beginning of year	$7.37		$28.29		$38.18		$22.18		$21.25
Net investment income	(0.01)		0.07		0.03		(0.14)		0.13
Net realized and unrealized gains (losses)
on investments and foreign currency transactions	3.00		(13.95)		(2.57)		19.17		0.80
Net increase (decrease) from investment operations	2.99		(13.88)		(2.54)		19.03		0.93
Less: Distributions
Dividends from net investment income	—		(0.25)		—		(0.13)		—
Distributions from net realized gains	—		(6.52)		(7.41)		(2.90)		—
Total dividends and distributions	—		(6.77)		(7.41)		(3.03)		—
Capital Share Transactions
Anti-dilutive effect of
Common Share Repurchase Program	0.12		0.04		0.15		—		—
Anti-dilutive effect of Common Rights Offering	—		—		0.06		—		—
Anti-dilutive effect of Preferred In-Kind Tender Offer	—		—		0.02		—		—
Dilutive effect of Preferred In-Kind Tender Offer	(0.00	)(5)	(0.02)		—		—		—
Dilutive effect of Reinvestment of
Distributions by Common Stockholders	—		(0.29)		(0.17)		—		—
Total capital share transactions	0.12		(0.27)		0.06		—		—
Net Asset Value, end of year	$10.48		$7.37		$28.29		$38.18		$22.18
Per share market value, end of year	$9.17	*	$6.85		$25.50		$36.10		$19.00
Total Investment Return Based on
Market Value, end of year(1)	33.87	%*	(38.67)%		(8.25)%		110.66%		2.70	%(3)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$739		$4,444		$22,742		$54,567		$31,708
Ratios of expenses to average net assets:	1.68%		1.82%		1.50%		1.42%		1.97	%(4)
Ratios of net investment income (loss)
to average net assets:	(0.02)%		0.97%		0.09%		(0.47)%		0.37	%(4)
Portfolio turnover rate	365.58	%(2)	335.64	%(2)	224.10	%(2)	135.49	%(2)	179.85	%(3)

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.  Total investment does not reflect brokerage commissions.

(2)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(3)	Not Annualized.
(4)	Annualized.
(5)	Less than 0.5 cent per share.
*	Based on the mean of the bid and ask.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Notes to Financial Statements

NOTE A:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates. The Fund has a Valuation Committee which oversees the valuation of portfolio securities.

Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Notes to Financial Statements (continued)

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 0.00%.

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

New Accounting Pronouncement.  In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Notes to Financial Statements (continued)

Summary of Fair Value Exposure at July 31, 2010. The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Notes to Financial Statements (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of July 31, 2010:

	Level 1*	Level 2*	Level 3	Total
Equity
Beverages	$3,666,131	$—	$—	$3,666,131
Capital Development Certificates	—	—	2,370,277	2,370,277
Chemicals	3,513,175	—	—	3,513,175
Commercial Banks	1,676,232	—	—	1,676,232
Commercial Services & Supplies	1,122,745	—	—	1,122,745
Construction & Engineering	7,970,801	—	—	7,970,801
Consumer Finance	2,162,529	—	—	2,162,529
Food & Staples Retailing	3,154,924	—	—	3,154,924
Food Products	1,913,962	—	—	1,913,962
Hotels, Restaurants & Leisure	930,834	4,467,221	—	5,398,055
Household Durables	2,334,296	—	—	2,334,296
Household Products	3,941,751	—	—	3,941,751
Industrial Conglomerates	3,031,660	—	—	3,031,660
Insurance	1,593,270	—	—	1,593,270
Metals & Mining	9,095,071	—	—	9,095,071
Pharmaceuticals	8,767,873	—	—	8,767,873
Wireless Telecommunication Services	9,787,072	—	—	9,787,072
Total Equity	64,662,326	4,467,221	2,370,277	71,499,824
Corporate Bonds
Housing	$—	$491,284	$—	$491,284
Short-Term Investments	$385,547	$2,138,564	$—	$2,524,111
Total Investment in Securities	$65,047,873	$7,097,069	$2,370,277	$74,515,219

*	Transfers occurred between Level 1 and Level 2 due to the security not trading on the last day of the fiscal year. Transfers between levels are recognized at the end of the reporting period.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Notes to Financial Statements (continued)

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of July 31, 2009	$—
Acquisition/Purchase	2,317,515
Sales	—
Realized gain	—
Change in unrealized appreciation (depreciation)(1)	52,762
Balance as of July 31, 2010	$2,370,277

(1)	Included in the net change of unrealized appreciation (depreciation) on investments in the Statement of Operations.

Federal Income Taxes.  The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities.  The Adviser has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains.  At July 31, 2010, the Fund had accumulated capital loss carryforwards for tax purposes as follows:

Date of Expiration	Amount
July 31, 2017	$6,702,227

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Notes to Financial Statements (continued)

As of July 31, 2010, the Fund deferred post-October losses on investments and foreign currencies of $7,223,603, which will be recognized in the fiscal year ending July 31, 2011.

Reclassification of Capital Accounts.  Accounting Principles generally accepted in the United States of America require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per shares. The permanent differences are primarily attributed to foreign currency gain reclassifications and net capital gains realized on in-kind redemptions due to the tender offers on the preferred shares (Note D). For the year ended July 31, 2010, the Fund decreased undistributed net investment loss by $163,757 increased accumulated realized loss by $337,646 and increased paid in capital by $173,889.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

(ii)
purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions. Fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Notes to Financial Statements (continued)

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions from additional paid-in capital.

Distributions to Shareholders. The tax character of distributions paid to shareholders during the periods ended July 31, 2010 and July 31, 2009 were as follows:

Distributions paid from:	7/31/10	7/31/09
Ordinary Income	$—	$7,580,697
Long-Term Capital Gain	—	22,896,605
Total	$—	$30,477,302

As of July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for tax purposes(a)	$79,217,965
Gross tax unrealized appreciation on investments	3,865,923
Gross tax unrealized depreciation on investments	(8,568,669)
Net tax unrealized appreciation (depreciation) on investments	(4,702,746)
Net unrealized depreciation on foreign currency transactions	(275)
Net tax unrealized appreciation (depreciation) on
investments and foreign currency	$(4,703,021)
Undistributed ordinary income	159,009
Undistributed long-term capital gains	—
Total Distributable earnings	$(4,544,012)
Other accumulated gains(losses)	$(13,925,829)
Total accumulated earnings(losses)	$(18,469,841)

(a)
Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments at July 31, 2010, for book and tax purposes, relates primarily to the deferral of losses related to wash sales.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Notes to Financial Statements (continued)

IN-KIND REDEMPTION

During the year ended July 31, 2010, the Mexico Equity and Income Fund realized $173,889 of net capital gains resulting from an in-kind redemption. Shareholders exchanged fund shares for securities held by the Fund rather than cash.  Net capital gains or losses resulting from in-kind redemptions are excluded from the Fund’s taxable gains and are not distributed to shareholders.  Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains and losses to paid-in-capital.  Such reclassification has no effect on the Fund’s net assets.

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2010 was 0%. (Unaudited)

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended July 31, 2010 was 0%. (Unaudited)

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser receives a monthly fee at an annual rate of 0.80% of the Fund’s average daily net assets. For the year ended July 31, 2010, these fees amounted to $571,462.

Effective September 20, 2007, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $20,000, paid pro rata, quarterly plus a fee of $500 for each meeting held telephonically. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $30,000. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”). U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Notes to Financial Statements (continued)

For its services, the Administrator receives a monthly fee at the following annual rate:

0.12% of average daily net assets up to $200 million, plus
0.10% of average daily net assets from $200 million to $700 million, plus
0.05% of average daily net assets on the remaining balance above $700 million

For its services, the Fund Accountant receives a monthly fee at the following annual rate:

$42,000 minimum annual fee on average daily net assets up to $100 million, plus 0.030% of average daily net assets from $100 million to $300 million, plus 0.015% of average daily net assets on the remaining balance above $300 million

For its services, the Custodian receives a monthly fee at the following annual rate:

$12,000 minimum base fee, plus 0.03% of average daily custody balance

For the year ended July 31, 2010, the Mexico Equity and Income Fund, Inc. incurred Administration fees of $95,979; Fund Accounting fees of $44,801 and Custody fees of $89,577.

NOTE C:  PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $244,649,778 and $250,393,093 respectively, for the year ended July 31, 2010.

At July 31, 2010 substantially all of the Fund’s assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE D:  CAPITAL STOCK

During the year ended July 31, 2010, the Fund purchased 646,525 shares of capital stock in the open market at a cost of $5,501,792.  The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 14.00%.

During the year ended July 31, 2009, the Fund purchased 70,348 shares of capital stock in the open market at a cost of $1,233,668. The weighted average discount of these purchases comparing the average purchase price to the net asset value at the close of the New York Stock Exchange was approximately 12.52%.

The Board of Directors approved in-kind tender offers to repurchase up to 25% of the Fund’s preferred stock in exchange for portfolio securities of the Fund valued at 99% of the Fund’s per share net asset value on the expiration date of the repurchase offers (the “Offers”).  During the year ended July 31, 2010, the Fund commenced one offer with an expiation date of August 14, 2009. Following the expiration of this

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Notes to Financial Statements (concluded)

offer, the Fund redeemed 501,101 Preferred Shares or $3,813,379 of Capital Stock.  During the year ended July 31, 2009, the Fund commenced one offer with an expiation date of December 26, 2008. Following the expiration of this offer, the Fund redeemed 201,000 Preferred Shares or $1,438,784 of Capital Stock.  The net asset value per share of the Fund’s common and preferred stockholders was decreased be approximately $0.003 and $0.02 in 2010 and 2009, respectively, as a result of these offers.

During the year ended July 31, 2010 the Fund offered to convert any outstanding preferred shares to common shares on a one-for-one basis.  As a result of this conversion offer, 31,461 preferred shares participated in the offer and where converted to common shares.

On December 12, 2008, the Board of Directors declared a stock dividend of $6.77531 per share. This dividend was paid in shares of common stock of the Fund, or in cash by specific election of  the stockholders. Stockholders that did not elect the cash options were issued 4,036,750 shares, which amounted to $21,326,756.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common and preferred stock in the open market.

NOTE E:  PREFERRED STOCK

Shares of the Preferred Stock have identical rights, voting powers, restrictions, and qualifications of the common stock of the Fund except for repurchase and conversion preference features and the ability to elect two directors.

In the event the Put Warrant Program is approved by the SEC and upon the anticipated issuance of put warrants by the Fund, all issued and outstanding shares of Preferred Stock will automatically convert to our common stock on a one-for-one basis upon the anticipated issuance of put warrants by the Fund and, shortly thereafter, stockholders will receive put warrants.

NOTE F:  TRANSACTIONS WITH AFFILIATES

The following issuer is affiliated with the Fund; that is, the Fund held 5% or more of the outstanding voting shares during the period from August 1, 2009 through July 31, 2010. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

	Share			Share
	Balance At			Balance At	Realized	Dividend	Value At	Acquisition
Issuer Name	Aug. 1, 2009	Additions	Reductions	July 31, 2010	Gain	Income	July 31, 2010	Cost
Grupe,
S.A. de C.V.	3,467,818	—	236,932	3,230,886	$19,227	—	$4,467,221	$4,688,453

THE MEXICO EQUITY AND INCOME FUND, INC.

Report Of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Directors
Mexico Equity and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mexico Equity and Income Fund, Inc. (the “Fund”) as of July 31, 2010 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mexico Equity and Income Fund, Inc. as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended,  in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 23, 2010

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Additional Information	(Unaudited)

BOARD CONSIDERATION OF THE CONTINUATION OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

In March 2010, the Board of Directors of The Mexico Equity and Income Fund, Inc., (the “Fund”), including the Independent Directors, unanimously approved the renewal of the Fund’s Investment Advisory Agreement (the “Agreement”) with the Adviser for an additional one-year term. The information, material facts and conclusions that formed the basis for the Board’s approval are described below.

Information Reviewed
During the course of the year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided to the Fund by the Adviser, including reports on the Fund’s investment results, portfolio composition, investment strategy, and other matters. In addition, in connection with its annual review of the Agreement, the Board requested and reviewed supplementary information that included materials regarding the Fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund. In connection with its review, the Board received assistance and advice regarding legal and industry standards from counsel to the Fund. The Independent Directors discussed the approval of the Agreement with representatives of the Adviser and in a private session with counsel at which no representatives of the Adviser were present. In deciding to recommend approval of the Agreement, the Board and the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

Nature, Extent and Quality of Services
With respect to the nature, extent and quality of services provided by the Adviser to the Fund, the Directors engaged in a broad discussion of the value the Adviser provided to the Fund and the experience of the Fund’s portfolio manager. The Board considered both the short-term and long-term performance of the Fund. The Board reviewed the Fund’s performance over various periods and compared these returns with data supplied by an independent provider of fund data on the returns of the Fund’s peers and relevant indices. They noted that the Adviser was delivering performance that continued to outperform its peers and relevant indices.

Advisory Fees, Total Expenses and Ancillary Benefits
With respect to advisory fees and total expenses, the Directors noted that the Fund’s management fees were within the range of the standard fees for comparable investment companies. The Board reviewed and

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Additional Information (continued)	(Unaudited)

discussed expenses and noted the Fund’s expense ratio of 1.53% was reasonable when compared to funds with similar asset size and complexity. In addition, the Board reviewed and discussed the profitability to the Adviser and its relationship with the Fund, which they concluded was reasonable, and information regarding the Adviser’s financial capability to continue to provide services to the Fund in the future, which they concluded was adequate. The Directors considered the extent to which economies of scale were or should be reflected in the Fund’s advisory fee, and concluded that in view of the Fund’s investment results, the Fund’s reasonable level of total expenses and overall size of the net assets in the Fund that the investment advisory fees were reasonable and that there were no economies of scale available to this time that should be passed along to the Fund. The Board also considered ancillary benefits to the Adviser as a result of its relationship with the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that any such benefit was difficult to quantify and likely not significant.

Conclusions
Based on their review, including consideration of each of the factors referred to above, the Board and the Independent Directors concluded that the terms of the Agreement is fair and reasonable to the Fund and its stockholders, that the Fund’s stockholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund and that renewal of the Agreement was in the best interests of the Fund and its stockholders.

NOTE 1:  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-294-8217 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

NOTE 2:  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-866-700-6104. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Additional Information (concluded)	(Unaudited)

NOTE 3:  INFORMATION ABOUT CERTIFICATIONS

In November 2009, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Dividends and Distributions	(Unaudited)

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by Computershare Trust Company, N.A., the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o Computershare Trust Company, ATTN: Ms. Margaret Dunn, 250 Royall Street; 3B, Canton, Massachusetts 02021. Dividends and distributions with respect to shares of the Fund’s Common Stock and Preferred Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock and Preferred Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock, Preferred Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock or Preferred Stock, respectively, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Dividends and Distributions (continued)	(Unaudited)

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock or Preferred Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock, Preferred Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock and Preferred Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock or Preferred Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Dividends and Distributions (concluded)	(Unaudited)

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual	July 31, 2010
Stockholders Meeting	(Unaudited)

The Fund’s Annual Stockholders meeting was held on November 27, 2009, at 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202. As of October 15, 2009, the record date, outstanding shares of common and preferred stock were 7,731,007 and 101,900 respectively. Holders of 7,152,073 shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on two proposals. The stockholders elected two Directors to the Board of Directors one by each share class. The following table provides information concerning the matters voted on at the meeting:

I.	Election of Director – Common
		Votes For	Votes Against
	Andrew Dakos	6,221,259	837,770

II.	Election of Director – Preferred
		Votes For	Votes Against
	Rajeev Das	90,597	2,447

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Privacy Policy	(Unaudited)

The Fund has adopted the following privacy policy in order to safeguard the personal information of its consumers and customers in accordance with SEC Regulation S-P, 17 CFR 284.30:

Commitment to Consumer Privacy. The Fund recognizes and respects the privacy expectations of each of our customers and believes that the confidentiality and protection of consumer information is one of our fundamental responsibilities. The Fund is committed to maintaining the confidentiality, integrity and security of the customers’ personal information and will handle personal consumer and customer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations. The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that unauthorized access to, or use of, customer records or information is protected against.

Collection and Disclosure of Shareholder Information. Consumer information collected by, or on behalf of, The Fund, generally consists of the following:

•  Information received from consumers or customers on or in applications or other forms, correspondence, or conversations, including, but not limited to, their name, address, phone number, social security number, assets, income and date of birth; and

•  Information about transactions with us, our affiliates, or others, including, but not limited to, shareholder account numbers and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former consumers or customers to nonaffiliated third parties, except as permitted by law. For example, as The Fund has no employees, it conducts its business affairs through third parties that provide services pursuant to agreements with The Fund (as well as through its officers and directors).

Security of Consumer and Customer Information. The Fund will determine whether the policies and procedures of its affiliates and service providers and reasonably designed to safeguard customer information and require only appropriate and authorized access to, and use of, customer information through the application of appropriate administrative, technical, physical, and procedural safeguards that comply with applicable federal standards and regulations. The Fund directs each of its service providers to adhere to The Fund’s privacy policy and to their respective privacy policies with respect to all customer information of The Fund and to take all actions reasonably necessary so that The Fund is in compliance with the provisions of 17 CFR 248.30, including, as applicable, the development and delivery of initial and annual privacy notices and maintenance of appropriate and adequate records. The Fund will require its service providers to confirm to The Fund, in writing, that they are restricting access to nonpublic

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Privacy Policy (concluded)	(Unaudited)

personal information about customers to those employees who need to know that information to provide products or services to customers.

The Fund requires its service providers to provide periodic reports, no less frequently than annually, to the Board of Directors outlining their privacy policies and implementation and promptly report to The Fund any material changes to their privacy policy before, or promptly after, their adoption.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Management of the Fund	(Unaudited)

Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of five individuals, all of whom are not “interested persons” of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that there is only one fund in the complex that is overseen by the Directors.

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Gerald Hellerman	1937	Director, Chief	2007 / 9 years	Managing Director,	Director, Brantley
5431 NW 21st Avenue		Financial Officer		Hellerman Associates	Capital Corporation;
Boca Raton, FL 33496		and Chief			Director, MVC
		Compliance			Capital, Inc.;
		Officer			Director, Old Mutual
Absolute Return and
Emerging managers
Fund Complex
(consisting of six
funds); Director,
Special Opportunities
Fund Inc.

Phillip Goldstein	1945	Director	2008 / 10 years	Principal of the general	Director, ASA Ltd.;
Park 80 West, Plaza Two,				partner of several investment	Chairman, Special
250 Pehle Avenue,				partnerships in the Bulldog	Opportunities
Suite 708,				Investors group of funds.	Fund Inc.; Chairman
Saddle Brook, NJ 07663				Principal of the investment	Brantley Capital
				advisor to the Special	Corporation.
Opportunities Fund, Inc.

Glenn Goodstein	1963	Director	2007 / 9 years	Registered Investment	None
2308 Camino Robledo				Advisor; held numerous
Carlsbad, CA 92009				executive positions with
Automatic Data Processing
until 1996.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2010
Management of the Fund (concluded)	(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Rajeev Das	1968	Director	2009 / 9 years	Principal, Bulldog Investors,	None
68 Lafayette Avenue				a group of Investment Funds
Dumont, NJ 07628				Managing member of the
General Partner of
Opportunity Income Plus
L.P. an investment fund.

Andrew Dakos	1966	Director	2009 / 9 years	Managing Member of the	Director, Special
Park 80 West, Plaza Two				general partner of six	Opportunities
250 Pehle Avenue,				investment partnerships in	Fund Inc.; Director,
Suite 708				the Bulldog Investors group	Brantley Capital
Saddle Brook, NJ 07663				of Funds.	Corporation.

Maria Eugenia Pichardo	1950	Interested	Indefinite / 6 years	Portfolio Manager of the	None
408 Teopanzolco Avenue		Officer,		Fund since the Fund’s
3rd Floor-Reforma		President		Inception; President and
Cuernavaca, 62260				General Partner, Pichardo
Morelos Mexico				Asset Management, S.A. de
C.V. since 2003; Managing
Director, Acciones y Valores
de Mexico, S.A. de C.V.
from 1979 to 2002.

Francisco Lopez	1971	Interested	Indefinite / 6 years	Research Director, Pichardo	None
408 Teopanzolco Avenue		Officer,		Asset Management, S.A. de
3rd Floor-Reforma		Secretary		C.V. since 2003; Assistant
Cuernavaca, 62260				Portfolio Manager, Acciones
Morelos Mexico				y Valores de Mexico, S.A. de
C.V. from 1997 to 2002.

(This Page Intentionally Left Blank.)

THE MEXICO EQUITY
AND INCOME FUND, INC.

Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
408 Teopanzolco Avenue
3rd Floor – Reforma
Cuernavaca, 62260 Morelos
Mexico

Independent Registered Public
Accounting Firm:
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Administrator and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent and Registrar:
Computershare Trust Company, N.A.
250 Royall Street; 3B
Canton, MA 02021

Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Board of Directors:
Andrew Dakos
Rajeev Das
Phillip Goldstein
Glenn Goodstein
Gerald Hellerman

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-414-765-4255.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” were not provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2010	FYE 7/31/2009
Audit Fees	$26,000	$25,350
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2010	FYE 7/31/2009
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

The standing audit committee is comprised of Mr. Andrew Dakos, Mr. Phillip Goldstein and Mr. Rajeev Das.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND GUIDELINES

The Proxy Voting Policies and Guidelines contained in this document summarize The Mexico Equity and Income Fund, Inc.’s (the “Fund”) positions on various issues of concern to the Fund’s shareholders.  These Guidelines give general indication as to how the Fund’s Advisor will vote Fund shares on each issue listed.  However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason there may be instances in which votes may vary from the guidelines presented here.  The Fund endeavors to vote Fund shares in accordance with the Fund’s investment objectives and strategies.

I.           CORPORATE GOVERNANCE

A.           Board and Governance Issues

1.      Board of Director/Trustee Composition

The Board of Directors is responsible for the overall governance of the corporation.

The Fund advisor will oppose slates without at least a majority of independent directors (1/3 of directors who are outsiders to the corporation).

The Fund advisor will vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

2.      Increase Authorized Common Stock

The Fund advisor will generally support the authorization of additional common stock necessary to facilitate a stock split.

The Fund advisor will generally support the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans.  In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be opposed.  In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.

3.      Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action.  While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

The Fund advisor will generally oppose the creation of blank check preferred stock.

4.           Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

The Fund advisor will vote on a case-by-case basis on issues involving classified boards.

5.           Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

The Fund advisor will vote on a case-by-case issues involving supermajority voting.

6.           Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

The Fund advisor will generally oppose proposals to limit or eliminate the right of shareholders to act by written consent.

7.           Restrictions on Shareholders to Call Meetings

The Fund advisor will generally oppose such a restriction as it limits the right of the shareholder.

8.           Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders however must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.  Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.

9.           Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.

While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

10.           Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation.  Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

The Fund advisor will generally support proposals calling for cumulative voting in the election of directors.

11.           Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

The Fund advisor will generally oppose dual classes of stock.  However, the advisor will support classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.

12.           Limit Directors’ Tenure

In general corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.

13.           Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

The Fund advisor will support resolutions that require corporate directors to own shares in the company.

14.           Selection of Auditor

Annual election of the outside accountants is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.  Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers.  The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants.  Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

The Fund advisor will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

The Fund advisor will oppose the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

B.           Executive Compensation

1.           Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, the Fund advisor will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

2.           Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).

3.           Formation and Independence of Compensation Review Committee

The Fund advisor will support shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

4.           Stock Options for Board and Executives

The Fund advisor will generally oppose stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

The Fund advisor will generally oppose option programs that allow the repricing of underwater options.  (Repricing divides shareholder and employee interests.  Shareholders cannot “reprice” their stock and, therefore, optionees should not be treated differently).

The Fund advisor will generally oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

The Fund advisor will generally support options programs for outside directors subject to the same constraints previously described.

5.           Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support ESOPs created to promote active employee ownership.  However, they will oppose any ESOP whose purpose is to prevent a corporate takeover.

6.           Pay Equity

The Fund advisor will support shareholder resolutions that request that management provide a race and/or gender pay equity report.

7.           Ratio Between CEO and Worker Pay

The Fund advisor will generally support shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.

8.           Maximum Ratio Between CEO and Worker Compensation and/or Cap on CEO Compensation

The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

9.           Changes to Charter or By-Laws

The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder’s best interests.

10.           Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

The Fund advisor will support confidential voting because the voting process should be free of coercion.

11.           Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases, they would actually allow shareholders to nominate directors.  Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, the Fund advisor will oppose resolutions for equal access proposals.

12.           Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.

The Fund advisor will support the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.

C.           Mergers and Acquisitions

1.           Considering the Non-Financial Effects of a Merger Proposal

Such a proposal allows or requires the Board to consider the impact of merger decisions on various “stakeholders,” such as employees, communities, customers and business partners.  This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

The Fund advisor will support shareholder resolutions that consider non-financial impacts of mergers.

2.           Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

The Fund advisor will support management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated.  For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3.           Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

The Fund advisor will support proposals to put rights plans up for a shareholder vote.  In general, poison pills will be opposed unless management is able to present a convincing case fur such a plan.

4.           Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

The Fund advisor will generally support greenmail provisions.

5.           Opt-Out of State Anti-Takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state’s anti-takeover laws.

The Fund advisor will generally support bylaws changes requiring a company to opt-out of state anti-takeover laws.  However, resolutions requiring companies to opt-into state anti-takeover statutes will be opposed.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of July 31, 2010.

Portfolio Manager. Ms. Maria Eugenia Pichardo is the Portfolio Manager responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.

Ms. Pichardo has been the Fund's Portfolio Manager since the Fund's inception (1990).  She is also the President and General Partner of Pichardo Asset Management, S.A. de C.V. ("PAM') (the Fund's Investment Adviser) since February 2003.  Prior to starting PAM, from 1989 to 1990 she was General Director of Acci-Worldwide S.A. de C. V, a wholly owned subsidiary of Acciones y Valores de Mexico, S. A. de C.V member of the Banamex Financial Group, subsidiary of Citigroup. Ms Pichardo was Managing Director and General Director of the International Sales Department of Acciones y Valores de Mexico, S. A. de C. V from 1983 to 1989.

Portfolio Manager Name	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)
Ms. Maria Eugenia Pichardo	$75,341,271 (1)	$11,125,415 (1)	$1,849,645 (7)

Material Conflict of Interest. The Portfolio Manager has day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest. Conflicts of interest can arise in the allocation of securities to the various accounts when a security is purchased or sold over a period of time.   “PAM” has established policies and procedures to reduce the conflict of interest.

The management of other accounts may result in the Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Advisory Agreement, the Board of Directors was satisfied that the Portfolio Manager would be able to devote sufficient attention to the management of the Fund, and that PAM seeks to manage such competing interests for the time and attention of the portfolio manager.

Compensation.  Ms. Pichardo receives a fixed annual salary and bonus from PAM. Ms. Pichardo participates in a deferred compensation plan.

Securities Owned in the Fund by Portfolio Manager. As of July 31, 2010, the Portfolio Manager owned the following securities in the Fund:

Portfolio Manager Name	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001- $100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Ms. Maria Eugenia Pichardo	None	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
2/1/10 to 2/28/10	109,104	$7.71	0	0
3/1/10 to 3/31/10	60,368	$8.81	0	0
4/1/10 to 4/30/10	34,341	$9.49	0	0
5/1/10 to 5/31/10	116,762	$8.75	0	0
6/1/10 to 6/30/10	156,717	$8.91	0	0
7/1/10 to 7/31/10	56,914	$8.94	0	0
Total	534,206 (1)	$8.66	0	0

(1) 534,206 common shares were purchased pursuant to the Fund’s Stock Repurchase Program.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent directors serve as its nominating committee, however they do not make use of a nominating committee charter.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Mexico Equity and Income Fund, Inc.

By (Signature and Title)    /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date                       October 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date     October 6, 2010

By (Signature and Title)     /s/ Gerald Hellerman
Gerald Hellerman, Chief Financial Officer

Date     October 6, 2010